Earnings per share	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Earnings per share
27	Earnings per share

The calculation of basic earnings per share has been made by dividing the profit attributable to shareholders of the parent by the weighted-average number of ordinary shares outstanding during the year excluding ordinary shares purchased by the company and held as treasury shares (Note 26).

The calculation of diluted earnings per share has been made by dividing the profit attributable to shareholders of the parent, adjusted to assume conversion of all dilutive potential ordinary shares at subsidiaries by the weighted-average number of shares outstanding during the year excluding ordinary shares purchased by the company and held as treasury shares (Note 26). The Company’s subsidiaries have two categories of potential dilutive effects: share options and put options. For the share options, a calculation is done to determine the effect of the dilution in the profit attributable to shareholders of the parent due the exercise of the share options at subsidiaries. For the put option, is assumed to have been converted into ordinary shares, and the profit attributable to shareholders of the parent is adjusted.

The following table sets forth the calculation of earnings per share (in thousands of Brazilian Reais, except per share amounts):

	December 31, 2017	December 31, 2016	December 31, 2015
Profit attributable from continued operation to ordinary equity holders for basic earnings	551,021	325,132	381,392
Profit attributable from discontinued operation to ordinary equity holders for basic earnings	—	(47,328)	24,326
Effect of dilution:
Dilutive effect of subsidiary’s stock option plan	(1,352)	(3,096)	(394)
Dilutive effect of subsidiary’s stock option plan—Discontinued operation	—	200	—
Dilutive effect of put option	—	(15,601)	(15,601)

Profit from continued operation attributable to ordinary equity holders adjusted for the effect of dilution	549,669	306,435	365,397

Profit from discontinued operation attributable to ordinary equity holders adjusted for the effect of dilution	—	(47,128)	24,326

Basic number of shares outstanding—In thousands of shares	262,999	264,691	264,691
Effect of dilution:
Dilutive effect of stock option plan	5,553	—	—

Diluted number of shares outstanding—In thousands of shares	268,552	264,691	264,691

Basic earnings per share from:
Continuing operations	R$2.0951	R$1.2283	R$1.4409
Discontinuing operations	—	(R$ 0.1788)	R$0.0919

	R$2.0951	R$1.0495	R$1.5328
Diluted earnings per share from:
Continuing operations	R$2.0468	R$1.1577	R$1.3805
Discontinuing operations	—	(R$ 0.1780)	R$0.0919

	R$2.0468	R$0.9797	R$1.4724

The non-controlling interests of the indirect subsidiary Brado Logística S.A. have the right to exercise a liquidity option provided for in the shareholders’ agreement signed on August 5, 2013. This option would exchange all Brado shares held by such minority shareholders by shares of Rumo. The exchange ratio shall take into account the economic value for both Brado and Rumo shares. At the Company’s exclusive discretion, an equivalent cash payment is also possible.

For the year ended December 31, 2017, 3,558,449 share options from indirect subsidiary Rumo S.A. and 20,621,948 share options from indirect subsidiary Brado Logística S.A. were excluded from the diluted weighted-average number of ordinary shares calculation because their effect would have been anti-dilutive.

For the year ended December 31, 2017, 11,171,300 shares related to the share repurchase plan of subsidiary Cosan S.A. have an antidilutive effect, so they were not considered in the diluted earnings per share analysis.